UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2014

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19520 Jamboree Road, Suite 200, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 478-8600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger with Weyerhaeuser Real Estate Company.

As previously announced on November 4, 2013, TRI Pointe Homes, Inc., a Delaware corporation (“TRI Pointe”), and Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), entered into a Transaction Agreement, dated as of November 3, 2013 (the “Transaction Agreement”), by and among TRI Pointe, Weyerhaeuser, Weyerhaeuser Real Estate Company, a Washington corporation and a wholly owned subsidiary of Weyerhaeuser (“WRECO”), and Topaz Acquisition, Inc., a Washington corporation and a wholly owned subsidiary of TRI Pointe (“Merger Sub”), which provides for the combination of TRI Pointe and WRECO through a “Reverse Morris Trust” transaction.

As previously announced on May 22, 2014, Weyerhaeuser commenced an exchange offer in connection with the “Reverse Morris Trust” transaction, pursuant to which Weyerhaeuser shareholders had the option to exchange all, some, or none of their Weyerhaeuser common shares, par value $1.25 per share, for WRECO common shares, par value $0.04 per share. The exchange offer and withdrawal rights expired at 12:00 midnight, New York City time, on July 2, 2014.

On July 7, 2014 (the “Closing Date”), Merger Sub merged with and into WRECO (the “Merger”), with WRECO surviving the Merger and becoming a wholly owned subsidiary of TRI Pointe. In the Merger, each issued and outstanding WRECO common share was converted into the right to receive 1.297 fully paid and non-assessable shares of TRI Pointe common stock. On the Closing Date, Weyerhaeuser NR Company (“WNR”), a wholly owned subsidiary of Weyerhaeuser and the former direct parent entity of WRECO, paid TRI Pointe an estimated adjustment amount of approximately $31.5 million in cash in accordance with the Transaction Agreement.

TRI Pointe’s Registration Statement on Form S-4, as amended (Registration No. 333-193248), which was declared effective by the U.S. Securities and Exchange Commission on May 22, 2014 (the “Registration Statement”), sets forth certain additional information regarding the Merger, the WRECO business, and the intended operations of the combined company created as a result of the Merger.

Assumption of Senior Notes; Guarantees of Senior Notes and Credit Agreement.

On the Closing Date, TRI Pointe assumed WRECO’s obligations as issuer of $450 million aggregate principal amount of its 4.375% Senior Notes due 2019 and $450 million aggregate principal amount of its 5.875% Senior Notes due 2024 (collectively, the “Notes”). Additionally, WRECO and certain of its subsidiaries (collectively, the “Guarantors”) entered into supplemental indentures (collectively, the “Supplemental Indentures”) pursuant to which they guaranteed TRI Pointe’s obligations with respect to the Notes. The Guarantors also entered into a joinder agreement (the “Purchase Agreement Joinder”) to that certain Purchase Agreement, dated as of June 4, 2014 (the “Purchase Agreement”), among WRECO, TRI Pointe, and the initial purchasers of the Notes (collectively, the “Initial Purchasers”), pursuant to which the Guarantors became parties to the Purchase Agreement. Additionally, TRI Pointe and the Guarantors entered into joinder agreements (collectively, the “Registration Rights Joinders”) to the Registration Rights Agreements, dated as of June 13, 2014, among WRECO and the Initial Purchasers with respect to the Notes (together, the “Registration Rights Agreements”), pursuant to which TRI Pointe and the Guarantors were joined as parties to the Registration Rights Agreements.

The net proceeds of approximately $867.7 million from the offering of the Notes were deposited into two separate escrow accounts following the closing of the offering on June 13, 2014. Upon release of the escrowed funds on the Closing Date and prior to the consummation of the Merger, WRECO paid approximately $743.7 million in cash to Weyerhaeuser NR Company, a wholly owned subsidiary of Weyerhaeuser and the former direct parent entity of WRECO, which cash was retained by Weyerhaeuser and its subsidiaries (other than WRECO and its subsidiaries). The payment consisted of the $739 million Payment Amount (as defined in the Transaction Agreement) as well as approximately $4.7 million in payment of all unpaid interest on WRECO’s intercompany debt that accrued from the November 3, 2013 date of the Transaction Agreement.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 through 4.4 hereto and incorporated by reference into this Item 1.01. The foregoing description of the Purchase Agreement Joinder is qualified in its entirety by reference to the Purchase Agreement Joinder, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01. The foregoing description of the Registration Rights Joinders is qualified in its entirety by reference to the Registration Rights Joinders, copies of which are filed as Exhibits 10.2 through 10.5 hereto and incorporated by reference into this Item 1.01.

On the Closing Date, the Guarantors also entered into a guaranty supplement, pursuant to which the Guarantors guaranteed TRI Pointe’s obligations under its Credit Agreement, dated as of June 26, 2013, among TRI Pointe, the lender parties thereto, and U.S. Bank National Association, as administrative agent.

Tax Sharing Agreement.

In connection with the closing of the Merger, TRI Pointe, Weyerhaeuser and WRECO entered into a Tax Sharing Agreement, dated as of July 7, 2014 (the “Tax Sharing Agreement”), which will govern both Weyerhaeuser’s and TRI Pointe’s rights and obligations with respect to taxes for the periods prior to and following the date of the Transaction Agreement.

Ordinary Course Taxes

Under the Tax Sharing Agreement, Weyerhaeuser generally will be required to indemnify TRI Pointe for any taxes attributable to WRECO’s operations for any taxable periods ending on or before the date of the Transaction Agreement and TRI Pointe generally will be required to indemnify Weyerhaeuser for any taxes attributable to WRECO’s operations for any taxable periods ending after the date of the Transaction Agreement.

Distribution-Related Taxes

TRI Pointe will generally be required to indemnify Weyerhaeuser against any tax imposed on the Distribution (as defined in the Transaction Agreement) if that tax results from any action taken or omission to act by TRI Pointe, its subsidiaries or certain affiliates of TRI Pointe. These actions or omissions include those involving (i) an issuance, redemption, recapitalization or repurchase of TRI

Pointe or WRECO’s equity securities or the involvement of TRI Pointe, WRECO, any of their subsidiaries or certain affiliates of TRI Pointe and WRECO in acquisitions of TRI Pointe or WRECO’s equity securities, (ii) other actions or omissions (such as those described in the following paragraph) by TRI Pointe or its subsidiaries or certain of its affiliates or (iii) a breach of any undertakings by TRI Pointe referred to in the Tax Sharing Agreement. If tax, other than certain transfer taxes, is imposed on Weyerhaeuser with respect to the Distribution for reasons not related to any of the above actions by WRECO or TRI Pointe, Weyerhaeuser will be responsible for such tax and will not be entitled to indemnification by TRI Pointe under the Tax Sharing Agreement.

In addition, to preserve the tax-free treatment to Weyerhaeuser of the Distribution, for a two-year period following the Closing Date, the following actions will be subject to restrictions:

•	redemption, recapitalization, repurchase or acquisition by TRI Pointe or WRECO of their capital stock;

•	issuance by TRI Pointe or WRECO of capital stock or instruments convertible or exchangeable into capital stock of TRI Pointe or WRECO;

•	merger or consolidation of TRI Pointe or WRECO with any other person;

•	liquidation or partial liquidation of TRI Pointe or WRECO;

•	discontinuance of the operations of the WRECO’s real estate business;

•	sale or disposition of (other than in the ordinary course of business) more than 33 1/3% of the assets (determined based on the gross fair market value of the assets immediately before the Closing Date) of WRECO and its subsidiaries in the aggregate; or

•	other actions, omissions to act or transactions that could jeopardize the tax-free status of the Distribution.

TRI Pointe will be permitted to take any of the actions described above in the event that TRI Pointe delivers to Weyerhaeuser an unqualified tax opinion reasonably acceptable to Weyerhaeuser and receives the prior written consent of Weyerhaeuser or if TRI Pointe delivers to Weyerhaeuser an Internal Revenue Service (“IRS”) ruling, in either case to the effect that such proposed action will not affect the tax-free status of the Distribution, the Merger and certain related transactions as tax-free transactions. If TRI Pointe intends to take any such restricted action, Weyerhaeuser will be required to cooperate with TRI Pointe in obtaining the unqualified tax opinion or IRS ruling. Should the taking of such actions by TRI Pointe undermine the tax-free status of the Distribution and result in tax to Weyerhaeuser, TRI Pointe generally will be required to indemnify Weyerhaeuser for such taxes, without regard to whether Weyerhaeuser has given TRI Pointe prior consent.

The foregoing description of the Tax Sharing Agreement is qualified in its entirety by reference to the Tax Sharing Agreement, a copy of which is filed as Exhibit 10.6 hereto and incorporated by reference into this Item 1.01.

The foregoing agreements described in this Item 1.01 contain representations and warranties made as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of those agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated pursuant to the Transaction Agreement. Pursuant to the Transaction Agreement, each issued and outstanding WRECO common share was converted into the right to receive 1.297 fully paid and non-assessable shares of TRI Pointe common stock. TRI Pointe issued 129,700,000 shares of TRI Pointe common stock to the former holders of WRECO common shares, together with cash in lieu of any fractional shares. On the Closing Date, WRECO became a wholly owned subsidiary of TRI Pointe.

Immediately following the consummation of the Merger, the ownership of TRI Pointe common stock on a fully diluted basis was as follows: (i) WRECO common shares held by former Weyerhaeuser shareholders were converted into the right to receive, in the aggregate, approximately 79.6% of the then outstanding TRI Pointe common stock, (ii) the TRI Pointe common stock outstanding immediately prior to the consummation of the Merger represented approximately 19.4% of the then outstanding TRI Pointe common stock, and (iii) outstanding equity awards of WRECO and TRI Pointe employees represented the remaining 1.0% of the then outstanding TRI Pointe common stock.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 2.01. In addition, the foregoing description of the Merger and the related transactions is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference into this Item 2.01.

The Transaction Agreement contains representations and warranties that the Company and Merger Sub, on the one hand, and Weyerhaeuser and WRECO on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Transaction Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under the caption “Assumption of Senior Notes; Guarantees of Senior Notes and Credit Agreement” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On July 7, 2014, TRI Pointe issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of WRECO required by this item are filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, dated as of November 3, 2013, among TRI Pointe Homes, Inc., Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and Topaz Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to TRI Pointe’s Registration Statement on Form S-4/A filed on March 28, 2014).

4.1	First Supplemental Indenture, dated as of July 7, 2014, among TRI Pointe Homes, Inc., Weyerhaeuser Real Estate Company and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.2	First Supplemental Indenture, dated as of July 7, 2014, among TRI Pointe Homes, Inc., Weyerhaeuser Real Estate Company and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

4.3	Second Supplemental Indenture, dated as of July 7, 2014, among the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.4	Second Supplemental Indenture, dated as of July 7, 2014, among the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

10.1	Joinder Agreement to Purchase Agreement, dated as of July 7, 2014, relating to the 4.375% Senior Notes due 2019 and 5.875% Senior Notes due 2024.

10.2	Issuer Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 4.375% Senior Notes due 2019.

10.3	Issuer Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 5.875% Senior Notes due 2024.

10.4	Guarantor Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 4.375% Senior Notes due 2019.

10.5	Guarantor Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 5.875% Senior Notes due 2024.

10.6	Tax Sharing Agreement, dated as of July 7, 2014, among Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and TRI Pointe Homes, Inc.

99.1	Press Release, dated July 7, 2014.

99.2	Audited and Unaudited Financial Statements of WRECO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2014

TRI Pointe Homes, Inc.

By	/s/ Bradley W. Blank

Bradley W. Blank Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated as of November 3, 2013, among TRI Pointe Homes, Inc., Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and Topaz Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to TRI Pointe’s Registration Statement on Form S-4/A filed on March 28, 2014).

4.1	First Supplemental Indenture, dated as of July 7, 2014, among TRI Pointe Homes, Inc., Weyerhaeuser Real Estate Company and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.2	First Supplemental Indenture, dated as of July 7, 2014, among TRI Pointe Homes, Inc., Weyerhaeuser Real Estate Company and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

4.3	Second Supplemental Indenture, dated as of July 7, 2014, among the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.4	Second Supplemental Indenture, dated as of July 7, 2014, among the guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

10.1	Joinder Agreement to Purchase Agreement, dated as of July 7, 2014, relating to the 4.375% Senior Notes due 2019 and 5.875% Senior Notes due 2024.

10.2	Issuer Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 4.375% Senior Notes due 2019.

10.3	Issuer Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 5.875% Senior Notes due 2024.

10.4	Guarantor Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 4.375% Senior Notes due 2019.

10.5	Guarantor Joinder Agreement to Registration Rights Agreement, dated as of July 7, 2014, relating to 5.875% Senior Notes due 2024.

10.6	Tax Sharing Agreement, dated as of July 7, 2014, among Weyerhaeuser Company, Weyerhaeuser Real Estate Company, and TRI Pointe Homes, Inc.

99.1	Press Release, dated July 7, 2014.

99.2	Audited and Unaudited Financial Statements of WRECO.